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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
 July 15, 2016 (July 13, 2016)

Arbor Realty Trust, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

MARYLAND (STATE OF INCORPORATION)
001-32136 (COMMISSION FILE NUMBER)	20-0057959 (IRS EMPLOYER ID. NUMBER)
333 Earle Ovington Boulevard, Suite 900 Uniondale, New York (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	11553 (ZIP CODE)
(516) 506-4200 (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

        As previously reported, on February 25, 2016, Arbor Realty Trust, Inc., a Maryland corporation (the "Company"), Arbor Realty Limited Partnership, a Delaware limited partnership (the "Partnership"), and Arbor Multifamily Lending, LLC (f/k/a) ARSR Acquisition Company, LLC), a Delaware limited liability company ("AML"), entered into an asset purchase agreement (the "Asset Purchase Agreement") with Arbor Commercial Funding, LLC, a New York limited liability company ("ACF"), and Arbor Commercial Mortgage, LLC, a New York limited liability company ("ACM" and together with ACF, the "Seller") to purchase the agency business of ACM (the "Acquisition"). The Acquisition was consummated on July 14, 2016 (the "Closing Date") for a price of $276.0 million. In connection with the consummation of the Acquisition, the Company and certain of its subsidiaries entered into various agreements with ACM, which is the external manager of the Company pursuant to the Management and Advisory Agreement (as defined below) and of which Mr. Ivan Kaufman, the Company's President, Chief Executive Officer and Chairman of the Board, is the Principal, Chief Executive Officer and the beneficial owner of approximately 92% of the outstanding membership interests. Certain of these agreements are described below pursuant to Item 1.01 of Form 8-K.

Option Agreement

        On the Closing Date, pursuant to the Asset Purchase Agreement, the Company entered into an option agreement by and among the Company, the Partnership, Arbor Realty SR, Inc. and ACM (the "Option Agreement"). Under the Option Agreement, the Partnership has an irrevocable, non-transferable right (the "Option") from ACM to purchase the Management and Advisory Agreement, and, as a result, fully internalize the management of the Company. The Option is exercisable by the Partnership upon the approval of a special committee of four (4) disinterested, independent directors (the "Special Committee"), or if the Special Committee no longer exists, by the Audit Committee of the Company's Board of Directors, at any time for two (2) years after the Closing Date. The exercise price for the Option (the "Option Price") is (i) $25.0 million if exercised on or before the date that is one (1) year after the Closing Date or (ii) $27.0 million if exercised thereafter. The Option Price is payable 50% in cash and 50% in common units of the Partnership ("OP Units"). The number of OP Units to be issued will be calculated by dividing 50% of the Option Price by the reference market value of a share of the Company's common stock, par value $0.01 per share (the "Common Stock"). The "reference market value" is the volume-weighted average closing sale price, as published in the Eastern Edition of The Wall Street Journal, of a share of the Common Stock on the New York Stock Exchange ("NYSE") for the 30 consecutive trading day period ending on the close of business on the trading day that is three (3) days prior to the closing date of the Option.

        The Option Agreement provides that, three (3) days before the closing date of the Option, ACM must deliver to the Company a statement that includes its good faith estimate of accrued and unpaid compensation and reimbursable expenses to which ACM is entitled under the Management Agreement. After the closing of the Option and ACM has received the exercise price and such accrued amounts, the Management Agreement shall terminate in all respects except for (i) provisions thereof which by their terms survive such termination and (ii) provisions related to confidentiality, limits of manager responsibility and indemnification by ACM or the Company.

        The foregoing description of the Option Agreement is qualified in its entirety by reference to the full text of the Option Agreement, which is filed as Exhibit 10.1 to this report, and is incorporated herein by reference.

Amended and Restated Agreement of Limited Partnership of the Partnership

        In connection with the Acquisition, on the Closing Date the Agreement of Limited Partnership of Arbor Realty Limited Partnership, dated as of January 18, 2005, by and among Arbor

Realty GPOP, Inc., Arbor Realty LPOP, Inc., ACM and the Company was amended and restated (the "Amended and Restated Agreement of Limited Partnership") by the same parties to re-establish ACM as a limited partner and to amend certain other provisions, including that (i) Arbor Realty LPOP, Inc., the Company's subsidiary that is a limited partner of the Partnership, does not have a vote on certain matters requiring consent of a majority interest of the limited partners of the Partnership and (ii) the Company's ability to engage in a termination transaction is restricted in certain respects.

        The foregoing description of the Amended and Restated Agreement of Limited Partnership is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 10.2 to this report, and is incorporated herein by reference.

Non-Competition Agreement

        On the Closing Date, pursuant to the Asset Purchase Agreement, the Company, the Partnership, ACM and Mr. Kaufman entered into a non-competition agreement (the "Non-Competition Agreement"). Under the Non-Competition Agreement, each of Mr. Kaufman and the businesses he controls, ACM and its subsidiaries, and the Company have agreed to restrict its ability to compete in certain businesses for a specified period of time, as summarized below.

        None of Mr. Kaufman, ACM, its subsidiaries or any other business in which Mr. Kaufman owns equity interests sufficient to control such business (a "Kaufman Business") is permitted to (i) solicit any of the Company's employees or employees of its subsidiaries (including any transferred employee) to cease their relationship with the Company, (ii) solicit (A) an investment in the Included Business and commercial mortgage backed securities and permanent and bridge multifamily and commercial real estate mortgage loans, mezzanine loans on multifamily and commercial real estate, and preferred equity investments in multifamily and commercial real estate, whether by purchase or origination (a "Company Target Investment") or (B) any of our customers or customers of our subsidiaries for an investment which is a Company Target Investment, (iii) refer Company Target Investments from any customer to any person or entity or be paid commissions based on Company Target Investment sales received from any customer by any person or entity, or (iv) among other things, render financial assistance to, receive any economic benefit from, exert any influence upon or otherwise assist any person or entity which is engaged in a business that is in competition with the Company's business, including with respect to Company Target Investments.

        In addition, the Company is not permitted to (i) solicit any employee of the Excluded Business, ACM or its subsidiaries, or any Kaufman Business to cease such employee's relationship with such business, (ii) solicit (A) the Excluded Business and all other investments of any kind other than Company Target Investments (collectively, a "Seller Target Investment") or (B) a customer of the Excluded Business, ACM or its subsidiaries or Mr. Kaufman or any Kaufman Business (collectively, the "Seller Businesses") for a Seller Target Investment, (iii) refer Seller Target Investments from any customer or be paid commissions based on Seller Target Investment sales received from any customer by any person or entity, or (iv) among other things, render financial assistance to, receive any economic benefit from, exert any influence upon or otherwise assist any person or entity which is engaged in a business that is in competition with any of the Seller Businesses with respect to Seller Target Investments.

        The Non-Competition Agreement does not preclude Mr. Kaufman from serving as a member of the Board or as an officer of our Company or our subsidiaries. It further provides that the Kaufman Businesses and Seller Target Investments are outside of our sphere of influence and is not to be deemed a corporate opportunity available to us. The Non-Competition Agreement remains in effect until two (2) years after the date that both (a) Mr. Kaufman is no longer our CEO and (b) the fully diluted beneficial ownership of our Common Stock collectively held by ACM, Mr. Kaufman and their respective affiliates falls below 10%.

        The foregoing description of the Non-Competition Agreement is qualified in its entirety by reference to the full text of the Non-Competition Agreement, which is filed as Exhibit 10.3 to this report, and is incorporated herein by reference.

Third Amended and Restated Management and Advisory Agreement

        On the Closing Date, the Second Amended and Restated Management and Advisory Agreement, dated August 6, 2009, by and among the Company, the Partnership, Arbor Realty SR, Inc., and ACM, and amended by such parties as of January 1, 2015 was amended and restated by the same parties (the "Third Amended and Restated Management and Advisory Agreement") in order to apply only to the services to be provided by ACM employees who are not directly related to the agency business of ACM and therefore, will remain ACM employees after the Acquisition. Upon any termination of the Third Amended and Restated Management and Advisory Agreement in connection with the exercise by the Company of its option under the Option Agreement, the termination fee under the Third Amended and Restated Management and Advisory Agreement will not apply but the option exercise price described above will be payable.

        The foregoing description of the Third Amended and Restated Management and Advisory Agreement is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 10.4 to this report, and is incorporated herein by reference.

Pairing Agreement

        On the Closing Date, the Company, the Partnership and ACM entered into a Pairing Agreement pursuant to which each of the 21,230,769 OP Units sold to ACM pursuant to the Asset Purchase Agreement are, and any additional OP Units issued to ACM in connection with any exercise of the Company's option under the Option Agreement will be, paired with one (1) share of the Company's newly designated Special Voting Preferred Stock, par value $0.01 per share (the "Special Voting Preferred Stock"), each of which entitle the holder to one (1) vote per share on any matter submitted to a vote of the Company's shareholders. Upon any redemption of an OP Unit that is paired with a share of Special Voting Preferred Stock in accordance with the redemption provisions of the Third Amended and Restated Agreement of Limited Partnership, the share will be redeemed by the Company and cancelled.

        The foregoing description of the Pairing Agreement is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 10.5 to this report, and is incorporated herein by reference.

Seller Financing

        As part of the financing for the Acquisition, the Company financed $50.0 million of the consideration to be paid to ACM through the issuance of 50,000 preferred equity units in ARSR PE, LLC, an indirect subsidiary of the Company, to ACM (the "Amended and Restated Limited Liability Company Operating Agreement of ARSR PE, LLC"). The preferred equity units have a stated value of $1,000 per unit, have a preferred return of 7% from the day of issuance through December 31, 2016, increasing by one (1) percentage point for each year thereafter, with a maximum rate of 12%, beginning January 1, 2021 and continuing thereafter. The preferred equity units are redeemable by the Company (at the direction of the Special Committee) at any time, and are subject to mandatory redemption at the election of the holders thereof on or after June 30, 2021, or under certain conditions, at par from the date of issuance through December 31, 2017; at $1,060 per unit from January 1, 2018 through June 30, 2018; at $1,120 per unit from July 1, 2018 through December 31,2018; at $1,180 per unit from January 1, 2019 through December 31,2019; at $1,200 per unit from January 1, 2020 through December 31, 2020; and at $1,250 per unit from January 1, 2021 and thereafter.

        The foregoing description of the seller financing is qualified in its entirety by reference to the full text of the Amended and Restated Limited Liability Company Operating Agreement of ARSR PE, LLC, which is filed as Exhibit 10.6 to this report, and is incorporated herein by reference.

Item 2.01.    Completion of Acquisition or Disposition of Assets.

        On the Closing Date, the acquisition of the assets and liabilities associated with the agency business of ACM was completed pursuant to the terms of and as described in more detail in the Asset Purchase Agreement. All of the ACM employees directly related to the agency business acquired are part of the Company as of the Closing Date.

        The aggregate purchase price was $276.0 million, which was paid with $138.0 million in stock, $88.0 million in cash and with the issuance of a $50.0 million seller financing instrument. The equity component of the purchase price consisted of 21,230,769 OP Units, which was based on a price of $6.50 per share of Common Stock. Each OP Unit is redeemable for cash or, at the Company's election, one (1) share of the Common Stock.

        The 21,230,769 shares of Common Stock that may be issuable upon redemption of these OP Units are subject to an existing Registration Rights Agreement between the Company and ACM. In addition, each of these OP Units are paired with a share of the Company's Special Voting Preferred Stock which entitle ACM to one (1) vote per share on any matter submitted to a vote of the Company's stockholders. When OP Units are redeemed, the paired shares of Special Voting Preferred Stock are redeemed and cancelled.

        The foregoing information relating to the completion of the Acquisition is qualified in its entirety by reference to the disclosures originally included in the Company's Definitive Proxy Statement filed with the SEC on April 22, 2016 (the "Acquisition Proxy Statement") under the headings "The ACM Agency Business," "Risk Factors," "Management's Discussion and Analysis of Financial Condition and Results of Operations of the ACM Agency Business," and "Proposal No. 1: The Acquisition Proposal- The Purchase Agreement," and "Proposal No. 1: The Acquisition Proposal- Interests of Certain Persons in the Proposed Acquisition." The foregoing sections of the Acquisition Proxy Statement are hereby incorporated by reference herein. These disclosures contain additional information regarding (i) the agency business acquired in the Acquisition, (ii) the consideration to be received by the Company in connection with the Acquisition, and (iii) the nature of the relationships between the parties to the Asset Purchase Agreement and the other agreements described in the Acquisition Proxy Statement, and the Company and its affiliates.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

        The information included in Item 1.01 of this Current Report under the caption "Seller Financing" is incorporated by reference into this Item 2.03.

Item 3.02    Unregistered Sales of Equity Securities.

        As previously reported on a Current Report on Form 8-K filed by the Company on March 2, 2016, the OP Units, which are redeemable for cash or, at the Company's option an equivalent number of shares of the Common Stock, sold pursuant to the Asset Purchase Agreement and the paired shares of the Company's newly designated special voting preferred stock were sold in reliance on an exemption from registration under the Securities Act of 1933, as amended (the "Securities Act") pursuant to Section 4(a)(2) of the Securities Act. On the Closing Date, the Company issued and sold 21,230,769

OP Units to ACM in exchange for the Company's acquisition of the assets and related liabilities of the agency business of ACM. In addition, the Company issued and sold 21,230,769 shares of Special Voting Preferred Stock to ACM in exchange for $212,307.69.

Item 3.03    Material Modification to Rights of Security Holders

        (b)   The information set forth above under Item 5.03 of this report is hereby incorporated by reference into this Item 3.03.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

        On July 13, 2016, the Company filed Articles Supplementary designating the Special Voting Preferred Stock (the "Articles Supplementary") with the Maryland State Department of Assessments and Taxation to designate 25,000,000 shares of the Company's authorized but unissued preferred stock, $0.01 par value per share, as shares of Special Voting Preferred Stock, with the powers, designations, preferences and other rights as set forth therein (the "Special Voting Preferred Stock"). The Articles Supplementary became effective upon filing on July 13, 2016.

        The Articles Supplementary provide that each share of Special Voting Preferred Stock entitles the holder to one (1) vote on all matters submitted to a vote of the Company's stockholders, but these holders have no separate class voting rights, except for charter amendments that materially alter or change the rights of the Special Voting Preferred Stock. A holder of Special Voting Preferred Stock is not entitled to any regular or special dividend payments or other distributions and is only entitled to receive a $0.01 distribution per share in the event of the Company's liquidation, dissolution or redemption of the Special Voting Preferred Stock. If the Company completes a merger transaction in connection with which the holders of OP Units either continue to hold interests in the Partnership or receive partnership interests or other securities of another operating partnership in an "umbrella partnership" REIT structure, then the holders of Special Voting Preferred Stock are generally entitled to vote separately as a class on such a merger transaction, unless they receive a voting security comparable to the Special Voting Preferred Stock.

        A copy of the Articles Supplementary is filed as Exhibit 3.1 to this report, and the information in the Articles Supplementary is incorporated into this Item 5.03 by reference. The description of the terms of the Articles Supplementary in this Item 5.03 is qualified in its entirety by reference to Exhibit 3.1.

Item 8.01    Other Events.

        On July 15, 2016, the Company issued a press release announcing the completion of the aforementioned acquisition, a copy of which is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Safe Harbor Statement

        Certain items in this Current Report on Form 8-K may constitute forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Arbor can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from Arbor's expectations will be detailed in our SEC reports. Such forward-looking statements speak only as of the date of this filing. Arbor expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Arbor's expectations with regard thereto or change in events, conditions, or circumstances on which any such statement is based.

        The following factors, among others, could cause our actual results and financial condition to differ materially from those expressed or implied in the forward-looking statements: (1) the inability to successfully integrate our business with the purchased business or to integrate the businesses within the anticipated timeframe; (2) the risk that the acquisition disrupts current plans and operations and increase operating costs; (3) the ability to recognize the anticipated benefits of the combination including the realization of accretion to our earnings and dividends and diversity, duration and stability to our earnings streams and to recognize such benefits within the anticipated timeframe; (4) the outcome of any legal proceedings that may be instituted against the Company or others following the acquisition; and (5) the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors.

Item 9.01    Financial Statements and Exhibits.

        (a)   The audited combined financial statements for the Carve-Out Agency Business of Arbor Commercial Mortgage, LLC and Subsidiaries as of December 31, 2015 and 2014 and for the three years ended December 31, 2015 have previously been filed in the Acquisition Proxy Statement and are hereby incorporated by reference herein.

        (b)   The Company's unaudited pro forma financial information reflecting the Acquisition has previously been filed in the Acquisition Proxy Statement. The information under the heading "Unaudited Pro Forma Financial Information" in the Acquisition Proxy Statement is hereby incorporated by reference herein.

  (d) Exhibits

Exhibit Number	Exhibit
3.1	Articles Supplementary designating Special Voting Preferred Stock.
10.1	Option Agreement, dated as of July 14, 2016, by and among Arbor Realty Trust, Inc., Arbor Realty Limited Partnership, Arbor Realty SR, Inc. and Arbor Commercial Mortgage, LLC.
10.2	Third Amended and Restated Agreement of Limited Partnership of Arbor Realty Limited Partnership, dated as of July 14, 2016, by and among Arbor Realty GPOP, Inc., Arbor Realty LPOP, Inc., Arbor Commercial Mortgage, LLC and Arbor Realty Trust, Inc.
10.3	Non-Competition Agreement, dated as of July 14, 2016, by and among Arbor Realty Trust, Inc., Arbor Realty Limited Partnership, Arbor Commercial Mortgage, LLC and Ivan Kaufman.
10.4	Third Amended and Restated Management and Advisory Agreement, dated July 14, 2016, among Arbor Realty Trust, Inc., Arbor Realty Limited Partnership, Arbor Realty SR, Inc., and Arbor Commercial Mortgage, LLC.
10.5	Pairing Agreement, dated July 14, 2016, by and among Arbor Realty Trust, Inc., Arbor Realty Limited Partnership and Arbor Commercial Mortgage, LLC.
10.6	Amended and Restated Limited Liability Company Operating Agreement of ARSR PE, LLC, dated July 14, 2016, by and between Arbor Multifamily Lending, LLC and Arbor Commercial Mortgage, LLC.
99.1	Press release dated July 15, 2016.

 SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARBOR REALTY TRUST, INC.
	By:	/s/ PAUL ELENIO
	Name:	Paul Elenio
	Title:	Chief Financial Officer
Date: July 15, 2016

 EXHIBIT INDEX

Exhibit Number	Description
3.1	Articles Supplementary designating Special Voting Preferred Stock.
10.1	Option Agreement, dated as of July14, 2016, by and among Arbor Realty Trust, Inc., Arbor Realty Limited Partnership, Arbor Realty SR, Inc. and Arbor Commercial Mortgage, LLC.
10.2
Third Amended and Restated Agreement of Limited Partnership of Arbor Realty Limited Partnership, dated as of July 14, 2016, by and among Arbor Realty GPOP, Inc., Arbor Realty LPOP, Inc., Arbor Commercial Mortgage, LLC and Arbor Realty Trust, Inc.
10.3	Non-Competition Agreement, dated as of July 14, 2016, by and among Arbor Realty Trust, Inc., Arbor Realty Limited Partnership, Arbor Commercial Mortgage, LLC and Ivan Kaufman.
10.4
Third Amended and Restated Management and Advisory Agreement, dated July 14, 2016, among Arbor Realty Trust, Inc., Arbor Realty Limited Partnership, Arbor Realty SR, Inc., and Arbor Commercial Mortgage, LLC.
10.5	Pairing Agreement, dated July 14, 2016, by and among Arbor Realty Trust, Inc., Arbor Realty Limited Partnership and Arbor Commercial Mortgage, LLC.
10.6	Amended and Restated Limited Liability Company Operating Agreement of ARSR PE, LLC, dated July 14, 2016, by and between Arbor Multifamily Lending, LLC and Arbor Commercial Mortgage, LLC.
99.1	Press release dated July 15, 2016.

QuickLinks

  Item 1.01 Entry into a Material Definitive Agreement.
  Item 2.01. Completion of Acquisition or Disposition of Assets.
  Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
  Item 3.02 Unregistered Sales of Equity Securities.
  Item 3.03 Material Modification to Rights of Security Holders
  Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
  Item 8.01 Other Events.
  Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX